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PROXY

                           BAKER HUGHES INCORPORATED

         Proxy Solicited by the Board of Directors for Special Meeting
                    August 10, 1998 9:00 a.m., Houston Time

The undersigned hereby constitutes and appoints Max L. Lukens, Eric L. Mattson and Lawrence O'Donnell, III, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in BAKER HUGHES INCORPORATED at the Special Meeting of Stockholders to be held August 10, 1998, and at any reconvened meeting after any adjournment or postponement thereof and all matters properly coming before the meeting.


      IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.



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                                                              Please mark
                                                              your votes as
                                                              indicated in
                                                              this example   [X]

This proxy will be voted as directed below or, if no direction is indicated, will be voted FOR Item 1, which vote is recommend by the Board of Directors.


1. APPROVAL OF THE ISSUANCE OF SHARES OF BAKER HUGHES COMMON STOCK PURSUANT TO THE MERGER AGREEMENT

                           FOR        AGAINST       ABSTAIN
                           [ ]          [ ]           [ ]

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  *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW ***
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                                            Dated _______________________, 1998

                                            ___________________________________

                                            ___________________________________

                                            (This proxy must be signed exactly
                                            as the stockholder's name appears
                                            hereon. If acting as attorney,
                                            executor, or trustee, or in a
                                            corporate or representative
                                            capacity, please sign name and
                                            title.)


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                            -- VOTE BY TELEPHONE  --

                          QUICK *** EASY *** IMMEDIATE
                             YOUR VOTE IS IMPORTANT

You can vote in one of two ways:
1. Mark, sign and date your proxy card, and return it promptly in the enclosed envelope.

                                       or

Call toll free 1-800-840-1208 on a touch tone telephone, and follow the instructions below. There is NO CHARGE to you for this call.

                                  PLEASE VOTE
Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

CALL TOLL FREE ON A TOUCH-TONE TELEPHONE 1-800-840-1208 ANY-TIME, 24 HOURS A DAY. THERE IS NO CHARGE FOR THIS CALL.

You will be asked to enter the 11-digit Control Number located in the box in the lower right hand corner of this Form.

ITEM 1:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.
             When asked, you must confirm your vote by pressing 1.

Thank you for voting.

          PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.